Subsequent events	12 Months Ended
Dec. 31, 2020
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Subsequent events
29.	Subsequent events

The Company has signed a definitive agreement to acquire UPS Freight, the Less-Than-Truckload and dedicated truckload divisions of United Parcel Service, Inc. for $800 million on a cash-free, debt-free basis before working capital and other adjustments, which is expected to close in the second quarter of 2021 subject to customary closing conditions including regulatory approvals.

On January 13, 2021, the Company received $500 million in proceeds from the issuance of a new debt taking the form of unsecured senior notes consisting of four tranches maturing between January 2029 and January 2036 and bearing interest between 3.15% and 3.50%.

On January 29, 2021, the Company acquired Fleetway Transport Inc. for $21 million.